UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2018

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street

Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2018, QCR Holdings, Inc. (the “Company”) held its annual meeting of stockholders in Moline, Illinois. Of the 13,935,293 shares of common stock issued and outstanding as of the record date for the meeting, 12,413,266 shares were represented at the meeting in person or by proxy, constituting approximately 89% of the outstanding shares.

Four proposals were presented to the stockholders, and the final results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1.	For the election of four (4) Class I directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER N.V.

Mary Kay Bates	9,273,617	325,977	2,813,672
John-Paul E. Besong	9,225,914	373,680	2,813,672
Todd A. Gipple	8,627,592	972,002	2,813,672
Donna J. Sorensen	9,247,517	352,077	2,813,672

2.	To approve, in a non-binding, advisory vote, the compensation of certain executive officers:

FOR	AGAINST	ABSTAIN	BROKER N.V.

9,331,358	231,159	37,077	2,813,672

3.	To approve, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER N.V.

9,125,264	102,431	359,681	12,218	2,813,672

4.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

FOR	AGAINST	ABSTAIN	BROKER N.V.

11,935,224	472,091	5,951	-0-

Item 7.01. Regulation FD Disclosure.

On May 23, 2018, the Company reviewed a presentation at its annual meeting of stockholders, which is attached hereto as Exhibit 99.1 and incorporated by reference. This presentation is also available to view at the Company’s website, www.qcrh.com.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 24, 2018, the Company issued a press release regarding the election of new director Mary Kay Bates and the announcement of a cash dividend of $0.06 per share of Company common stock, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Investor Presentation, dated May 23, 2018.
99.2	Press Release, dated May 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR HOLDINGS, INC.

Dated: May 24, 2018	By:	/s/ Todd A. Gipple
Executive Vice President, Chief Operating Officer and Chief Financial Officer